Filed pursuant to Rule 497(e)
File Nos. 333-185238 and 811-22743

BLACKSTONE ALTERNATIVE INVESTMENT FUNDS

Blackstone Alternative Multi-Manager Fund

Blackstone Alternative Multi-Strategy Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated October 5, 2015 to the

Prospectus of each Fund and the Statement of Additional Information each dated July 29, 2015

Addition of Sub-Adviser

Pursuant to action taken by the Board of Trustees, D. E. Shaw Investment Management, L.L.C. (“DESIM”) will serve as a sub-adviser with respect to each Fund.

Effective immediately, each Fund’s Prospectus and the Statement of Additional Information are revised as follows:

The lists of sub-advisers with respect to each Fund in their respective “Principal Investment Strategies” section, “Management of the Fund” section, and “More on the Fund’s Investment Strategies, Investments, and Risks—Investment Strategy” section in each Prospectus are revised to include DESIM and, as applicable, its corresponding strategy and sub-strategy:

Sub-Adviser	Strategy	Sub-Strategy
D. E. Shaw Investment Management, L.L.C.	Multi-Strategy Strategies	n/a

The following disclosure is added to the section “More on Fund Management—Adviser and Sub-Advisers—Sub-Advisers” in each Fund’s Prospectus:

•	D. E. Shaw Investment Management, L.L.C. (“DESIM”), located at 1166 Avenue of the Americas, Ninth Floor, New York, NY 10036, an investment adviser registered with the SEC and a commodity trading advisor registered with the CFTC, manages a portion of the Fund’s assets using a Multi-Strategy Strategy. DESIM, which was formed in 2005, is a member of the D. E. Shaw group, which was founded in 1988. As of September 1, 2015, the D. E. Shaw group had approximately $38 billion in assets under management, of which DESIM managed approximately $11 billion.

The following disclosure is added to the section “Investment Management and Other Services—The Sub-Advisers” in the Statement of Additional Information:

D. E. Shaw Investment Management, L.L.C. (“DESIM”). DESIM is a wholly owned subsidiary of D. E. Shaw & Co., L.P. (“DESCO LP”). D. E. Shaw & Co., Inc. (“DESCO Inc.”) is the general partner of DESCO LP. Dr. David E. Shaw is the president and sole shareholder of DESCO Inc.

Removal of Sub-Adviser

Effective as of October 15, 2015, Verde Serviços Internacionais S.A. (“Verde”) will no longer serve as a sub-adviser with respect to each Fund. Each Fund’s assets managed by Verde will be reallocated by Blackstone Alternative Investment Advisors LLC, each Fund’s investment adviser, to each Fund’s other sub-advisers. Therefore, all references to Verde in each Fund’s Prospectus and the Statement of Additional Information are hereby removed.

Shareholders should retain this Supplement for future reference.